Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 7/1/2015 to 7/31/2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee before the end of the following month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Schedule of Bank Accounts with Book Balances	MOR-1a	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1b		x
Schedule of Professional Fees Paid	MOR-1c	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

August 12, 2015

Signature of Authorized Individual*	Date

Bill Langsdorf	Chief Executive Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 7/1/2015 to 7/31/2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD JULY 1 to JULY 31, 2015

MOR -1

	Seal123, Inc.	Seal123 Retail	Seal123 Catalog	Seal123 GC	Total Company

Cash Receipts
Cash and checks * see note below	24	—	—	—	24
Credit card	—	—	—	—	—
Other	—	—	—	—	—

Total receipts	24	—	—	—	24

Cash Disbursements
Advertising	—	—	—	—	—
Benefits/Medical	—	—	—	—	—
Freight out	—	—	—	—	—
Merchandise	—	—	—	—	—
Other * See note below	52	—	—	—	52
Payroll	—	—	—	—	—
Rent	—	—	—	—	—
Sales tax	—	—	—	—	—
Temp help	—	—	—	—	—

Total disbursements	52	—	—	—	52

Gen & Admin Expense

Net Operating Cash Flow	(28)	—	—	—	(28)

Non-operating Professional Fees **	82	—	—	—	82
Capital Expenditure	—	—	—	—	—
Letter of credit	—	—	—	—	—

Total Non-operating disbursements	82	—	—	—	82

Net Cash Flow	(110)	—	—	—	(110)

Disbursements for calculating US Trustee Quarterly Fees:

Total disbursements	134	—	—	—	52

US Trustee Fees***	1	0	0	0	2

*	Cash receipts reflect (1) check received in connection with rejection of contracts pursuant to Docket No. 478 and (2) reimbursement of Seal123 by buyer of the portion of Q2 U.S. Trustee fees incurred for activity up through the closing date of the asset sale on 4/15/2015. “Other” cash disbursements reflect $22,100 in quarterly fees paid to the U.S. Trustee as well as consulting pay for the CEO/CRO and miscellaneous other admin costs.
**	Reflects $81,829 paid for tax services pursuant to Docket No. 813.
***	US Trustee fees reflected in the table above are subject to change as disbursements by debtor reflect only one month of the quarter.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 7/1/2015 to 7/31/2015

Schedule of Bank Accounts with Book Balances

Bank Account	CONSOLIDATED	Seal123, Inc.	Seal123 Retail	Seal123 Catalog	Seal123 GC

Cash - Seal123, Inc.	6,668	6,668	—	—	—
Cash - BofA Inv (Cash collateralized LCs) (Note A)	1,669	1,669	—	—	—

	8,337	8,337	—	—	—

Note A: reflects standby letters of credit of $1.621 million, cash collateralized at 103%.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 7/1/2015 to 7/31/2015

Declaration Regarding the Status of Bank Reconciliations of the Debtors

In re Seal123, Inc. et al

1	I am the Chief Executive Officer for Seal123, Inc. et al, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2	All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with former employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of these facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3	To the best of my knowledge, all of the Debtors’ bank balances as of July 31, 2015 have been reconciled in an accurate and timely manner.

Dated August 12, 2015	Respectfully submitted,

Bill Langsdorf
Title: Chief Executive Officer

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 7/1/2015 to 7/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Donlin, Recano & Company, Inc.	1/15/15 - 1/31/15	225	The Wet Seal, Inc.	563729	2/19/2015	176	49	176	49
Klee, Tuchin, Bogdanoff & Stern, LLP	1/15/15 - 1/31/15	234	The Wet Seal, Inc.	15026	3/27/2015	220	14	220	14
Paul Hastings, LLP	1/15/15 - 1/31/15	64	The Wet Seal, Inc.	15027	3/27/2015	64	0	64	0
Young, Conaway, Stargatt & Taylor, LLP	1/15/15 - 1/31/15	60	The Wet Seal, Inc.	15029	3/27/2015	55	5	55	5
Womble, Carlyle, Sandridge & Rice, LLP	1/15/15 - 2/28/15	14	The Wet Seal, Inc.	15085	3/31/2015	14	0	14	0
FreedMaxick	1/28/15 - 2/5/15	39	The Wet Seal, Inc.	14973	3/17/2015	29	10	29	10
Klee, Tuchin, Bogdanoff & Stern, LLP	2/1/15 - 2/28/15	297	The Wet Seal. Inc.	15187	4/10/2015	287	10	507	24
Young, Conaway, Stargatt & Taylor, LLP	2/1/15 - 2/28/15	71	The Wet Seal, Inc.	15186	4/10/2015	64	7	119	12
Pricewaterhouse Coopers, LLP	5/1/15 - 7/31/15	82	The Wet Seal, Inc.	1009	7/9/2015	82	0	82	0

Note: As of 4/15/2015, the date of the closing of the asset sale, and through 7/31/2015, all professional fees have been paid by buyer with the exception of the fees paid to PricewaterhouseCoopers for preparing and filing the debtors’ income tax returns.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
MOR - 2	Reporting Period: 7/1/2015 to 7/31/2015

Debtor Income Statement-By Entity

For the Month Ended July 31, 2015

	CONSOLIDATED Actual	01	02	03	04
Unaudited		Seal123, Inc. Actual	Seal123 Retail Actual	Seal123 Catalog Actual	Seal123 GC Actual
Sales	—	—	—	—	—

Cost of Sales	—	—	—	—	—
Buying	—	—	—	—	—
Planning/Allocation	—	—	—	—	—
Warehouse	—	—	—	—	—
Occupancy	—	—	—	—	—

Total Cost of Sales	—	—	—	—	—

Gross Profit (Loss)	—	—	—	—	—

Gross Profit (Retail)	—	—	—	—	—

S,G & A
Selling-Store Expense	—	—	—	—	—
Selling-Field Support	—	—	—	—	—
Gen & Admin Expense * See note below	134	134	—	—	—

Total S,G&A Expenses	134	134	—	—	—

Operating (Loss) Income	(134)	(134)	—	—	—

Interest Exp, Net	—	—	—	—	—
Other Income ** see note below	24	24

(Loss) Inc Cont Ops Before Tax	(110)	(110)	—	—	—

Inc Tax Provision	—	—	—	—	—

(Loss) Inc from Cont Ops	(110)	(110)	—	—	—

Net Inc(Loss) Disc Ops	—	—	—	—	—

Net (Loss) Inc	(110)	(110)	—	—	—

*	“Gen & Admin Expense” reflects (1) $81,829 paid for tax services pursuant to Docket No. 813, (2) $22,100 in quarterly fees paid to the U.S. Trustee, and (3) consulting pay for the CEO/CRO and miscellaneous other admin costs.
**	“Other Income” reflects (1) check received in connection with rejection of contracts pursuant to Docket No. 478 and (2) reimbursement of Seal123 by buyer of the portion of Q2 U.S. Trustee fees incurred for activity up through the closing date of the asset sale on 4/15/2015.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
MOR - 3	Reporting Period: 7/1/2015 to 7/31/2015

Balance Sheet-By Entity-Condensed

FOR THE PERIOD JULY 1 to JULY 31, 2015

	Consolidated Actual	Seall23, Inc. Actual	Seal123 Retail Actual	Seal123 Catalog Actual	Seal123 GC Actual
Assets

Current Assets:
Cash And Cash Equivalents	8,337	8,337	—	—	—

Total Assets	8,337	8,337	—	—	—

Liabilities And Stockholders’ (Deficit) Equity
Stand-by letters of credit	1,621	1,621

Total Liabilities	1,621	1,621	—	—	—

Stockholders’ (Deficit) Equity:
Paid-In Capital	6,717	6,717	—	—	—

Total Stockholders’ (Deficit) Equity	6,717	6,717	—	—	—

Total Liabilities And Stockholders’ Equity	8,337	8,337	—	—	—

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 7/1/2015 to 7/31/2015

STATUS OF POSTPETITION TAXES (See * Note below)

(In thousands)

Seal123, Inc. et al
Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Withholding	—	—	—	—
FICA-Employee	—	—	—	—
FICA-Employer	—	—	—	—

Total Federal Taxes	—	—	—	—

State and Local
Withholding	—	—	—	—
Sales	—	—	—	—
Unemployment	—	—	—	—
Income	—	—	—	—
Personal Property	—	—	—	—

Total State and Local	—	—	—	—

Total Taxes	—	—	—	—

SUMMARY OF UNPAID POSTPETITION DEBTS (See * Note below)

Gen & Admin Expense
Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—

Total Postpetition Debts	—	—	—	—	—	—

*	Note: Summary schedule of post-petition taxes and summary schedule of post-petition debts reflect that buyer assumed operating tax liabilities for activity after the closing of the asset sale on 4/15/2015. Therefore, tax liabilities incurred by buyer post-closing of the asset sale are excluded. No remaining liability shown; taxes paid or to be paid by the buyer.

In re Seal123, Inc. et al	Case No. 15-10081 (CSS)
Reporting Period: 7/1/2015 to 7/31/2015

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X